EXHIBIT 10.36

TOSHIBA AMERICA INFORMATION SYSTEMS
PRODUCT LISTING AGREEMENT

                                          [Value America The Living Store! logo]
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The Living Store:

     Value America presents the merits of your products directly to the consumer. Our dynamic multimedia category demonstrations effectively reveal the features, benefits, quality, style and value of your products.

PICTURE LISTINGS:

     Picture Listings are similar to placing your product on the shelf in a typical retail store. We use your existing photographs, illustrations and copy to show an image of the product followed by informative text and bullet points. With Picture Listings we control the number of items, retail, duration and product positioning within the store.



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Development                                    Cost           Participation       Quantity
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Composition, Compression & Data Entry         $  X                $  X             1 (X)
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     BASIC - CATEGORY PRESENTATIONS:

     Basic Presentations are created entirely from your existing library of photographs, illustrations and copy. We transform the artwork you have created for your catalogs and packaging into educational, customer-oriented sales presentations. We select images, write headlines and craft supportive copy to reveal each product's features, benefits, applications, style, quality and value. Up to 10 products may be listed and sold.

Development                          Cost      Participation     Quantity
Research & Creative Development      $  X      $  X
Composition & Copy Selection         $  X      $  X
Graphic Design of Web Presentation   $  X      $  X                 X
Photo & Graphic Compression          $  X      $  X
Data Entry & Web Site Generation     $  X      $  X                 2
Total Supplier Participation         $  X      $  X               _____

MULTIMEDIA - CATEGORY PRESENTATIONS:

     Multimedia Presentations are principally created from your library of photographs and illustrations. We augment your artwork, with our own, and write compelling consumer-oriented copy. We script and record a powerful narrative dialog that speaks directly to the customer, enables automatic pagination, and compels acquisition. These dynamic feature oriented presentations can include 20 individual products. Multimedia Presentations average ten panels in length and are paced to present product attributes over five minutes.

Development                                Cost  Participation     Quantity
Research & Creative Development           $  X      $  X
Narrative Scripts, Headlines & Copy       $  X      $  X
Graphic Design and Illustrations          $  X      $  X
Multimedia Narrative Audio Streams        $  X      $  X
Photo & Graphic Processing & Compression  $  X      $  X
Data Entry & Web Site Generation          $  X      $  X              3
Total Supplier Participation              $  X      $  X            _____



COMPREHENSIVE VIDEO & MULTIMEDIA - CATEGORY PRESENTATIONS:

     Comprehensive Video & Multimedia Presentations integrate your best photographs and illustrations into dynamic sales presentations. Value America produces environmental photographs, powerful consumer-oriented copy, and computer illustrations. We script and record a professional narrative dialog that impacts the consumer's impression of your company and products. We write, and produce broadcast-quality video demonstrations to reveal your product's unique features, style, and quality. Each two to three minute video is

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professionally edited, compressed and streamed for tomorrow's world of enhanced connectivity. Animation, special effects, and music are used to make these presentations as entertaining as they are compelling. Each Comprehensive Presentation can feature up to 40 items. Multimedia segments average twelve panels in length and are typically paced to present information over seven minutes. Our two to three minute video demonstrations follow the multimedia presentation.

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Development                                          Cost  Participation   Quantity
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Research & Creative Development                      $  X     $  X
Narrative Scripts, Video Scripts, Headlines & Copy   $  X     $  X
Video Cast, Crew, Production & Editing               $  X     $  X
Graphic Design and Illustrations                     $  X     $  X
Still Photography, Props & Processing                $  X     $  X
Animation & Special Effects                          $  X     $  X
Multimedia Narrative Audio Streams                   $  X     $  X
Video, Photo & Graphic Compression                   $  X     $  X
Data Entry & Web Site Generation                     $  X     $  X
Video Digitizing, Data Entry & Streaming             $  X     $  X             0
Total Supplier Participation                         $  X     $  X           ____


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Payment Terms:
50% Upon Acceptance.             X To be credited as
50% Upon Web Accessibility.      on going X% accrual (Monthly) passed through by
                                 fulfillment.

Value America Agrees:
1. To provide product presentation corrections, additions and updates at cost of $X an hour.
2. To create effective purchasing procedures and host store with sufficient bandwidth.
3. To implement reasonable MAP or value pricing to maximize revenue.
4. To communicate forecasts, purchase orders and shipping information electronically using EDI.
5. To be solely responsible for customer payment and outbound freight.
6. To diminish non-defective returns through supportive and integrated customer service.
7. To reduce sales support and order processing cost by eliminating color packaging, retail displays, slotting fees, store service, markdowns, guaranteed sales, rebates, new store allowances, extended payment terms, prepaid freight, complicated routing, compliance penalties, bills of lading, and manual order processing.

Supplier and/or Distributor Agree:
1. To provide copies of existing video, photos, illustrations and copy for integration into presentations.
2. To promptly provide accurate product data, analysis, catalogs, packaging, and sales training documents.
3. To deliver a sample of each product selected. These will be used in the creation of product presentations.
4. To provide a sales narrative of each product's features, benefits, performance capabilities, style, applications, value and competitive advantages dictated by a knowledgeable spokesperson.
5. To provide a competitive net FOB quotation on all products selected by Value America.
6. To indemnify Value America against product liability claims arising from supplier's products.
7. To ship orders promptly using EDI or e-mail with automatic labeling to minimize cost.
8. To accept defective product returns and issue full credit.
9. To use original content created for the product sales presentations only with our express written consent.

Agreed:

TOSHIBA AMERICA INFORMATION SYSTEMS


                                                                         $X
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Supplier                       Representative's Name       Date         Value


/s/  illegible                  /s/ Craig A. Winn
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Authorized Signature           Value America Approval


                                         [Value America The Living Store! logo]

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TOSHIBA AMERICA INFORMATION SYSTEMS
CATEGORIES & PRESENTATIONS
                                          [Value America The Living Store! logo]
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Categories:                                              Presentation:

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1. TOSHIBA SATELLITE NOTEBOOK PCs 305 CDS 315 CDS        Multimedia Presentation
2. TOSHIBA SATELLITE ACCESSORIES                         Basic Presentation & Audio
3. TOSHIBA TECRA NOTEBOOK PCs 520,530                    Basic Presentation & Audio
4. TOSHIBA LIBRETTO MINI-NOTEBOOKS 70-CT & ACCESSORIES   Multimedia Presentation
6. TOSHIBA EQUIUM BUSINESS PCs 2 Models TBD              Multimedia Presentation
7. TOSHIBA EQUIUM ACCESSORIES                            Picture Listing


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TOSHIBA AMERICA:  1 PICTURE LISTING - $ X
                  2 BASIC PRESENTATIONS  - $ X
                  3 MULTIMEDIA PRESENTATIONS - $ X
                  0 VIDEO DEMONSTRATIONS - $ X

TOTAL: $ X for 7 Product Presentations, Listing and Sale of All Applicable
       Items.



DATE: October 8, 1997